UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2022

AEYE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39699	37-1827430
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One Park Place, Suite 200, Dublin, California	94568
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 400-4366

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIDR	The Nasdaq Stock Market LLC
Warrants to receive one share of Common Stock	LIDRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2022, Blair LaCorte, the Chief Executive Officer of AEye, Inc. (the “Company”), provided written notice to the Company’s Board of Directors (the “Board”) of his intention to resign as Chief Executive Officer and all other officer and subsidiary director positions held by him, other than his position as a member of the Board. Mr. LaCorte’s resignation will be effective as of the close of business on February 28, 2023 (the “Effective Time”). Mr. LaCorte’s decision to resign did not result from any disagreement with the Company concerning any matter relating to the Company’s operations, policies, or practices. Mr. LaCorte assured the Company that he will focus on helping the Company identify, secure and integrate a successor in his remaining time as Chief Executive Officer. After the Effective Time, Mr. LaCorte will no longer receive a salary from the Company, but will receive the compensation all other non-employee members of the Board receive, which in the case of Mr. LaCorte, will be a $50,000 annual retainer, paid quarterly. In addition, the Board has agreed that Mr. LaCorte will continue to vest in all previously granted stock options and restricted stock units for as long as he serves on the Board. Mr. LaCorte will not be eligible for the initial grant of equity to newly appointed non-employee directors; however, Mr. LaCorte will be eligible to receive, along with all other non-employee Board members, an award of restricted stock units having a value of $175,000 on the date of each annual meeting of our stockholders, beginning in 2023.

Item 7.01	Regulation FD Disclosure.

On December 12, 2022, the Company issued a press release announcing the promotion of T.R. Ramachandran to the role of Chief Operating Officer of the Company and the resignation of Mr. LaCorte. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information provided in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statement and Exhibits.

(d)       Exhibits.

Exhibit Number          Description

99.1	Press Release dated December 12, 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEye, Inc.

Dated: December 12, 2022
	By:	/s/ Andrew S. Hughes
Andrew S. Hughes
Senior Vice President, General Counsel & Corporate Secretary